SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  July 28, 2004

(Date of earliest event reported)

TROY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24413	33-0807798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2331 South Pullman Street, Santa Ana, California 92705
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 250-3280

Item 5.               Other Events

TROY Group, Inc. (the “Company”) today responded to a press release issued by Westar Capital LLC regarding their interest in purchasing all of the outstanding equity of the Company.

Attached and incorporated herein by reference in its entirety as Exhibit 99.1 is a copy of the press release.

Item 7.          Financial Statements and Exhibits

(c)           Exhibits

99.1         Press Release dated July 28, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2004.

TROY GROUP, INC.

	By	/s/ Patrick J. Dirk
Patrick J. Dirk
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated July 28, 2004.